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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement File Numbers 333-81733 and 333-33648.

/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP

Los Angeles, California
April 28, 2000